UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 6, 2020

Date of Report

(Date of earliest event reported)

BOQI International Medical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, 116000
(Address of principal executive offices and zip code)
(8604) 1182209211
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2020, the Registrant entered into an Amendment to Stock Purchase Agreement (the “Amendment”), to amend the Stock Purchase Agreement dated as of April 11, 2019 (the “Original Agreement,” and together as amended by the Amendment, the “Amended Agreement”) by and among the Registrant, LASTING WISDOM HOLDINGS LIMITED, a company organized under the laws of the British Virgin Islands, PUKUNG LIMITED, a company organized under the laws of Hong Kong, BEIJING XIN RONG XIN INDUSTRIAL DEVELOPMENT CO., LTD., a company organized under the laws of the People’s Republic of China (the “PRC”), BOQI ZHENGJI PHARMACY CHAIN CO., LTD., a company organized under the laws of the PRC (the “Company”) and several individual sellers listed in the Agreement (the “Sellers”).

The Amendment contemplates substantial changes to the mechanism for the adjustment to the post-closing consideration. Under the Original Agreement, the total cash amount of the post-closing consideration, which is RMB 40,000,000 (currently approximately US$5,714,285) (the “Target Cash Consideration”), shall be subject to adjustment based on the appraised value of the Company. The Registrant shall pay cash in the amount of RMB 40,000,000 plus the Adjustment Amount, which is defined as the appraised value of the Company minus RMB100,000,000, to the Sellers as part of the post-closing consideration (the Adjustment Amount may be a positive or negative number.)

Pursuant to the Amended Agreement, the Target Cash Consideration shall be adjusted according to the performance of the Company in 2020. Specifically, if the Company has at least 100,000 member customers as of December 31, 2020 (the “Target Customer Number”) and achieves a gross profit of at least RMB 20,000,000 (currently approximately US$2,857,142) in 2020 (the “Target Profit Amount”), the Registrant will pay the full amount of the Target Cash Consideration. If either the Target Customer Number or the Target Profit Amount is not met, the Target Cash Consideration will be adjusted downward based on the actual performance comparing to the targets. In the event the Company’s gross profit in 2020 is zero or a negative number, the Target Cash Consideration will not be paid.

The Registrant has previously issued, in the aggregate, 1,500,000 shares of its common stock to the Sellers, which together with the Target Cash Consideration, constitute the total consideration for the acquisition of the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Agreement which is filed as Exhibits 4.1 hereto, and is incorporated herein by reference.

ITEM 8.01 OTHER INFORMATION

On February 7, 2020, the Registrant issued a press release announcing the entry into of the Amendment.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein that are not historical facts are considered "forward-looking statements." Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. In particular, statements regarding the efficacy of investment in research and development are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the effect of political, economic, and market conditions and geopolitical events; legislative and regulatory changes that affect our business; the availability of funds and working capital; the actions and initiatives of current and potential competitors; investor sentiment; and our reputation. The Registrant not undertake any responsibility to publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. Additionally, the Registrant does not undertake any responsibility to update you on the occurrence of any unanticipated events, which may cause actual results to differ from those expressed or implied by any forward-looking statements. The factors discussed herein are expressed from time to time in the Registrant’s filings with the Securities and Exchange Commission available at http://www.sec.gov.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

4.1	Amendment to Stock Purchase Agreement dated February 6, 2020
99.1	Exhibit 99.1 Press Release dated February 7, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2020	BOQI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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